UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 16, 2021 (March 11, 2021)

SANDRIDGE ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-33784	20-8084793
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

	1 E. Sheridan Ave, Suite 500 Oklahoma City, Oklahoma	73104
	(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, including Area Code: (405) 429-5500
Not Applicable.
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	SD	New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events
SandRidge Energy, Inc. (the “Company”) recently became aware that a stockholder of the Company (the “Stockholder”) inadvertently became an “Acquiring Person” under the Company’s Tax Benefits Preservation Plan dated as of July 1, 2020 (as amended, the “Tax Benefits Preservation Plan”) as a result of the Stockholder becoming the beneficial owner of additional shares of the Company’s common stock (the “Additional Shares”).
On March 11, 2021, the Company entered into a standstill agreement with the Stockholder, pursuant to which the Stockholder agreed that, absent prior written permission from the board of directors of the Company, neither it nor any of its affiliates or associates will acquire additional shares of the Company’s common stock which would raise its total beneficial interest above 3,173,721 shares, provided that if the Stockholder, together with all affiliates and associates thereof, becomes the beneficial owner of less than 4.99% of the then outstanding shares of the Company’s common stock, the Stockholder will not be prohibited from acquiring additional shares of the Company’s common stock so long as the Stockholder, together with all affiliates and associates thereof, does not at any time become the beneficial owner of 4.99% or more of the then outstanding shares of the Company’s common stock.
On March 16, 2021, the Company entered into an amendment to the Tax Benefits Preservation Plan, pursuant to which the Tax Benefits Preservation Plan was amended so that (i) neither the Stockholder nor any of its affiliates or associates shall be deemed to be an “Acquiring Person” as a result of the Stockholder becoming the beneficial owner of the Additional Shares, provided that the Stockholder shall be deemed an Acquiring Person if the Stockholder, together with all affiliates and associates thereof, thereafter becomes the beneficial owner of any additional shares of the Company’s common stock and thereby becomes the beneficial owner of 4.99% or more of the then outstanding shares of the Company’s common stock (except solely as a result of a dividend or distribution paid or made by the Company on outstanding Common Stock or a split or subdivision of outstanding Common Stock), (ii) no Distribution Date shall be deemed to have occurred as a result of the Stockholder becoming the beneficial owner of the Additional Shares and (iii) no Stock Acquisition Date shall be deemed to have occurred as a result of the Stockholder becoming the beneficial owner of the Additional Shares.

Item 9.01 Financial Statements and Exhibits.
    (d) Exhibits.

Exhibit No.	Description
4.1	First Amendment to Tax Benefits Preservation Plan, dated July 1, 2020, between SandRidge Energy, Inc. and American Stock Transfer & Trust Company, LLC as Rights Agent.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SANDRIDGE ENERGY, INC.
(Registrant)

Date: March 16, 2021	By:	/s/ Salah Gamoudi

Salah Gamoudi

Senior Vice President, Chief Financial Officer and Chief Accounting Officer